NN, INC. AMENDED AND RESTATED 2022 OMNIBUS INCENTIVE PLAN PERFORMANCE SHARE UNIT GRANT NOTICE NN, Inc., a Delaware corporation (the “Company”), pursuant to its Amended and Restated 2022 Omnibus Incentive Plan (as amended from time to time, the “Plan”), hereby grants to the holder listed below (“Grantee”) the right to receive a number of performance share units (the “Performance Share Units”) as set forth below (the “Performance Share Unit Award”). The Performance Share Units are subject to the terms and conditions set forth in this Performance Share Unit Grant Notice (the “Grant Notice”), the Performance Share Unit Award Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined, the terms defined in the Plan shall have the same defined meanings in the Grant Notice and the Agreement. By his or her signature and the Company’s signature below, Grantee agrees to be bound by the terms and conditions of the Plan, the Agreement and the Grant Notice. Grantee has reviewed the Agreement, the Plan and the Grant Notice in their entirety. Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, the Grant Notice or the Agreement. NN, INC. GRANTEE By: By: Print Name: Print Name: Title: Address: _________________________________ Grantee: Grant Date: July 23, 2026 Target Number of Performance Share Units: Performance Period: January 1, 2026 through July 22, 2029; see Exhibit A-1 Determination Date: The date on which the Committee determines whether the performance goals to which this Performance Share Unit Award relates have been met.